EXHIBIT 32

     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. ss. 1350, we the undersigned Chief Executive Officer and Chief Financial Officer, respectively of Hector Communications Corporation (the "Company") hereby certify:

(1) That the accompanying Annual Report of the Company on Form 10-K for the period ended December 31, 2004 (the "Report') fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March 29, 2005                          /s/ Curtis A. Sampson
                                               --------------------------------
                                                   Curtis A. Sampson
                                                   Chief Executive Officer


Date:  March 29, 2005                          /s/ Charles A. Braun
                                               ---------------------------------
                                                   Charles A. Braun
                                                   Chief Financial Officer